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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                        ----------------------------

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



       Date of Report
(Date of Earliest Event Reported):                     Commission File Number:
       JANUARY 8, 1998                                         0-22321


                        ----------------------------


                          WHEELS SPORTS GROUP, INC.
           (Exact name of registrant as specified in its charter)



           NORTH CAROLINA                                 56-2007717
       (State of incorporation)                         (I.R.S. Employer
                                                     Identification Number)



                             1368 SALISBURY ROAD
                      MOCKSVILLE, NORTH CAROLINA 27028
                                704/634-3000
                        ----------------------------
                       (Address of principal executive
                        offices and telephone number)

                        ----------------------------


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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Coopers & Lybrand L.L.P. (the "Former Accountants") resigned as independent accountants for Wheels Sports Group, Inc. (the "Company") on December 1, 1997. Information concerning the Former Accountants' resignation was disclosed in a Form 8-K filed on December 8, 1997, as amended on December 19, 1997.

(b) Effective January 8, 1998, the Company engaged Arthur Andersen LLP ("Andersen") as its independent accountants to report on the Company's financial statements.



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHEELS SPORTS GROUP, INC.



Date:  January 14, 1998                   By:  /s/ HOWARD L. CORRELL
                                               -------------------------------
                                               Howard L. Correll, President




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